                                                                    Exhibit 99.1
                              LETTER OF TRANSMITTAL

                               COTT BEVERAGES INC.
                                OFFER TO EXCHANGE
               ITS 8% SENIOR SUBORDINATED NOTES DUE 2011, SERIES B
                       FOR ANY AND ALL OF ITS OUTSTANDING
                 8% SENIOR SUBORDINATED NOTES DUE 2011, SERIES A

                    CUSIP NO. 221643 AA 7 (RULE 144A HOLDERS)
                  CUSIP NO. 221643 AB 5 (REGULATION S HOLDERS)

              PURSUANT TO THE PROSPECTUS DATED AS OF _____ __, 2002

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 2002, UNLESS FURTHER EXTENDED (THE "EXCHANGE OFFER EXPIRATION DATE"). HOLDERS OF OUTSTANDING NOTES (AS DEFINED HEREIN) MUST TENDER THEIR OUTSTANDING NOTES PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE IN ORDER TO RECEIVE EXCHANGE NOTES (AS DEFINED HEREIN). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY HEREIN).

                             THE EXCHANGE AGENT IS:

                                  HSBC BANK USA

By Mail, Overnight Courier or Hand Delivery:                 By Facsimile:
HSBC Bank USA                                                212-525-1300
425 Fifth Avenue
New York, New York  10018                                    To confirm receipt:
Attn:  Issuer Services                                       212-525-1404


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus dated _____ __, 2002 (the "Prospectus"), of Cott Beverages Inc., a Georgia corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer to exchange (the "Exchange Offer") each $1,000 principal amount of its 8% Senior Subordinated Notes due 2011, Series B (the "Exchange Notes") for each $1,000 principal amount of its outstanding 8% Senior Subordinated Notes due 2011, Series A (the "Outstanding Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes described in the box entitled "Description of Notes Tendered Hereby" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Outstanding Notes and the undersigned represents that it has received from each beneficial owner of Outstanding Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         This Letter of Transmittal is to be used only by a holder of Outstanding Notes (i) if certificates representing Outstanding Notes are to be forwarded herewith or (ii) if delivery of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering." If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Outstanding Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

         The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

         Any beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Outstanding Notes promptly and instruct such registered holder of Outstanding Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Outstanding Notes. The transfer of record ownership may take considerable time.

         In order to properly complete this Letter of Transmittal, a holder of Outstanding Notes must (i) complete the box entitled "Description of Outstanding Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Outstanding Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

         Holders of Outstanding Notes who desire to tender their Outstanding Notes for exchange and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

         Holders of Outstanding Notes who wish to tender their Outstanding Notes for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Outstanding Notes" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Outstanding Notes will have tendered for exchange all Outstanding Notes listed in column (3) below. If the holder of Outstanding Notes wishes to tender for exchange less than all of such Outstanding Notes, column (4) must be completed in full. In such case, such holder of Outstanding Notes should refer to Instruction 5.

                      DESCRIPTION OF NOTES TENDERED HEREBY

                           (1)                                     (2)               (3)               (4)
                                                                                                    Principal
                                                                                                     Amount
                                                                                                    Tendered
                                                                                                       For
                                                                                                    Exchange
                                                                                                    (only if
                                                                                                    different
                                                                                                     amount
                                                               Outstanding                            from
                                                                  Note                               column
                                                               Number(s)1                          (3)) (must
          Name(s) and Address(es) of Registered                 (Attach                              be in
  Holder(s) of Outstanding Note(s), exactly as name(s)         signed List        Aggregate         integral
      Appear(s) on Outstanding Note Certificate(s)                 if             Principal         multiples
               (Please fill in, if blank)                      necessary)          Amount          of $1,000)2
  ----------------------------------------------------         ----------          ------          -----------











1 Column (2) need not be completed by holders of Outstanding Notes tendering Outstanding Notes for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.

2 Column (4) need not be completed by holders of Outstanding Notes who wish to tender for exchange the principal amount of Outstanding Notes listed in Column (3). Completion of column (4) will indicate that the holder of Outstanding Notes wishes to tender for exchange only the principal amount of Outstanding Notes indicated in column (4).

[ ]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

     Name of Tendering Institution
     Account Number
     Transaction Code Number


[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name of Registered Holder of Outstanding Note(s)
     Date of Execution of Notice of Guaranteed Delivery
     Window Ticket Number (if available)
     Name of Institution which Guaranteed Delivery
     Account Number (if delivered by book-entry transfer)

                       SPECIAL ISSUANCE INSTRUCTIONS
                      (See Instructions 1, 6, 7 and 8)

     To be completed ONLY (i) if the Exchange Notes issued in exchange for Outstanding Notes, certificates for Outstanding Notes in a principal amount not exchanged for Exchange Notes or Outstanding Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned, or
(ii) if Outstanding Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Issue to:

Name___________________________________
              (Please Print)

Address________________________________

_______________________________________
           (Include Zip Code)

___________________________________________
(Tax Identification or Social Security No.)

     Credit Outstanding Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

_______________________________________
            (Account Number)



                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

     To be completed ONLY (i) if the Exchange Notes issued in exchange for Outstanding Notes, certificates for Outstanding Notes in a principal amount not exchanged for Exchange Notes or Outstanding Notes (if any) not tendered for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or delivered to:

Name__________________________________
              (Please Print)

Address________________________________

_______________________________________
            (Include Zip Code)

___________________________________________
(Tax Identification or Social Security No.)



                               BENEFICIAL OWNER(S)

STATE OF PRINCIPAL RESIDENCE OF EACH     PRINCIPAL AMOUNT OF OUTSTANDING NOTES
BENEFICIAL OWNER OF OUTSTANDING NOTES    HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

         If delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Outstanding Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

         Pursuant to the offer by Cott Beverages Inc. (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _____ ___, 2002 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer to exchange (the "Exchange Offer") each $1,000 principal amount of its 8% Senior Subordinated Notes due 2011, Series B (the "Exchange Notes") for each $1,000 principal amount of its outstanding 8% Senior Subordinated Notes due 2011, Series A (the "Outstanding Notes"). The undersigned hereby tenders to HSBC Bank USA for exchange the Outstanding Notes indicated above.

         By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Outstanding Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Outstanding Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Outstanding Notes with respect to such Outstanding Notes, with full power of substitution to (i) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the Depositary (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Outstanding Notes for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the principal amount of Outstanding Notes tendered hereby; (iii) the tender of such Outstanding Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange), (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and (v) that when such Outstanding Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered for exchange hereby.

         The undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Outstanding Notes tendered hereby and any beneficial owner(s) of such Outstanding Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not participating and do not intend to participate in the distribution of the Exchange Notes, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933 (the "Securities Act") in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities & Exchange Commission (the "SEC") set forth in certain no-action letters, (v) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC and (vi) neither the undersigned nor any beneficial owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of any such Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Outstanding Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Outstanding Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Outstanding Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

         The undersigned acknowledges that the Company's acceptance of Outstanding Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Outstanding Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Outstanding Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the holder of Outstanding Note(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Note(s).

         IN ORDER TO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE, HOLDERS OF OUTSTANDING NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

         Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Outstanding Notes is irrevocable.

                                    SIGN HERE

X __________________________               X _______________________________

                                           (Signature(s) of Owner(s))

Date: _______________, 2001

     Must be signed by the registered holder(s) of Outstanding Notes exactly as name(s) appear(s) on certificate(s) representing the Outstanding Notes or on a security position listing or by person(s) authorized to become registered Outstanding Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s) ___________________________________________

___________________________________________________

___________________________________________________

                                 (Please Print)

Capacity (full title) _____________________________

_______________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. (__)_______________________

Tax Identification or Social Security Nos._____________
                       Please complete Substitute Form W-9

                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature __________________________________

Dated _________________________________________________

Name and Title ________________________________________

                                 (Please Print)

Name of Firm __________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

                  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondence in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

                  a.  The Securities Transfer Agents Medallion Program (STAMP)
                  b.  The New York Stock Exchange Medallion Signature Program
                      (MSP)
                  c.  The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Outstanding Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

                  2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Outstanding Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Outstanding Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Outstanding Notes who elect to tender Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver the Outstanding Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution; and (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Outstanding Notes, the certificate number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Outstanding Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Outstanding Notes, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

         THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OUTSTANDING NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY OR THE TRUSTEE.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

                  3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Outstanding Notes" above is inadequate, the certificate numbers and principal amounts of the Outstanding Notes being tendered should be listed on a separate signed schedule affixed hereto.

                  4. WITHDRAWALS. A tender of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Outstanding Notes must (i) specify the name of the person who tendered the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Outstanding Notes), (iii) be signed by the holder of Outstanding Notes in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Outstanding Notes into the name of the person withdrawing the tender. Withdrawals of tenders of Outstanding Notes may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

                  5. PARTIAL TENDERS. (Not applicable to holders of Outstanding Notes who tender Outstanding Notes by book-entry transfer). Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes which are tendered for exchange in column (4) of the box entitled "Description of Outstanding Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Outstanding Notes, will be sent to the holders of such Outstanding Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

                  6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

                  (a) The signature(s) of the holder of Outstanding Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Outstanding Notes without alternation, enlargement or any change whatsoever.

                  (b) If tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  (c) If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

                  (d) When this Letter of Transmittal is signed by the holder of the Outstanding Notes listed and transmitted hereby, no endorsements of Outstanding Notes or separate powers of attorney are required. If, however, Outstanding Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Outstanding Notes, then the Outstanding Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Outstanding Notes appear(s) on the Outstanding Notes. Signatures on such Outstanding Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

                  (e) If this Letter of Transmittal or Outstanding Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

                  (f) If this Letter of Transmittal is signed by a person other than the registered holder of Outstanding Notes listed, the Outstanding Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Outstanding Notes appear(s) on the certificates. Signatures on such Outstanding Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

                  7. TRANSFER TAXES. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the Outstanding Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Outstanding Notes for exchange and the Exchange Offer is not consummated, certificates representing the Outstanding Notes will be returned to the holders at the Company's expense.

                  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

                  8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued, or if any Outstanding Notes not tendered for exchange are to be issued or sent to someone other than the holder of Outstanding Notes or to an address or other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted be credited to such account maintained at the Depositary as such holder of Outstanding Notes may designate.

                  9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Outstanding Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Outstanding Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Outstanding Notes. The Company's interpretation of the term of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Outstanding Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Outstanding Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

                  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer - Conditions" in the Prospectus in the case of any Outstanding Notes tendered (except as otherwise provided in the Prospectus).

                  11. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. If a holder of Outstanding Notes desires to tender Outstanding Notes pursuant to the Exchange Offer, but any of such Outstanding Notes has been mutilated, lost, stolen or destroyed, such holder of Outstanding Notes should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Outstanding Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                                  HSBC Bank USA
                                452 Fifth Avenue
                            New York, New York 10018
                              Attn: Issuer Services

                  12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

                  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

                  Under current federal income tax law, a holder of Outstanding Notes whose tendered Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payer), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Notes is awaiting a TIN) and that (A) the holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Outstanding Notes that he or she is no longer subject to backup withholding; or
(ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Outstanding Notes may be subject to certain penalties imposed by the Internal Revenue Service. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

                  Certain other holders of Outstanding Notes (including, among others, certain foreign entities and certain foreign individuals) are not subject to these backup withholding and reporting requirements (a "non U.S. Holder"). A non U.S. Holder is not subject to withholding if the non U.S. holder submits to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, IRS Form W-8EXP or IRS Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status.

                  If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  The holder of Outstanding Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

Certificate of Awaiting Taxpayer Identification Number

                  If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

                        PAYER'S NAME: COTT BEVERAGES INC.

SUBSTITUTE                         PART 1 - PLEASE PROVIDE YOUR     __________________________________
                                   TIN IN THE BOX AT RIGHT AND      Social Security Number
FORM W-9                           CERTIFY BY SIGNING AND DATING
                                   BELOW                            OR
Department of the Treasury

Internal Revenue Service                                            __________________________________
                                                                    Employer Identification Number
Payer's Request for Taxpayer
Identification Number (TIN)

                                   PART 2 -                                         PART 3 -
                                   Certification Under Penalties of Perjury, I
                                   certify that:                                    Awaiting

                                                                                    TIN [ ]

                                   (1)       The number shown on this form is my
                                             current taxpayer identification
                                             number (or I am waiting for a number
                                             to be issued to me) and

                                   (2)       I am not subject to backup
                                             withholding because:  (i) I am
                                             exempt from backup withholding, (ii)
                                             I have not been notified by the
                                             Internal Revenue Service (the "IRS")
                                             that I am subject to backup
                                             withholding as a result of a failure
                                             to report all interest or dividends,
                                             or (iii) the IRS has notified me
                                             that I am no longer subject to
                                             backup withholding and

                                   (3)       I am a U.S. person (including a U.S.
                                             resident alien).

                                   Certificate instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of failing to report or under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                   SIGNATURE __________________________________________ DATE _________________
                                   NAME ______________________________________________________________________
                                   ADDRESS ___________________________________________________________________
                                   CITY ______________________ STATE_______________ ZIP CODE _________________

         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                        PAYER'S NAME: COTT BEVERAGES INC.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

-----------------------------------------------------        -------------------
Signature                                                    Date

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
                               COTT BEVERAGES INC.

                 8% SENIOR SUBORDINATED NOTES DUE 2011, SERIES A

         The undersigned hereby acknowledges receipt of the Prospectus dated _____ __, 2001 (the "Prospectus") of Cott Beverages Inc., a Georgia corporation (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 8% Senior Subordinated Notes due 2011, Series A (the "Outstanding Notes") held by you for the account of the undersigned.

         The aggregate face amount of the Outstanding Notes held by you for the account of the undersigned is (fill in amount):

         $__________ of the Outstanding Notes.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [ ] To TENDER the following Outstanding Notes held by your for the account of the undersigned (insert principal amount of Outstanding Notes to be tendered, if any):

         $__________ of the Outstanding Notes.

         [ ] NOT to TENDER any Outstanding Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Outstanding Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) ____________________, (ii) the undersigned is acquiring the 8% Senior Subordinated Notes due 2011, Series B (the "Exchange Notes") in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933 (the "Securities Act"), as amended, in connection with any resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (see the section of the Prospectus entitled "The Exchange Offer -- Resale of the Exchange Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Securities & Exchange Commission,
(vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, (vii) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes; and (viii) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Outstanding Notes.

                                    SIGN HERE

Name of Beneficial Owner(s): ___________________________________________________
Signature(s):  _________________________________________________________________
Name(s) (please print):  _______________________________________________________
Address:  ______________________________________________________________________
Telephone Number:  _____________________________________________________________
Taxpayer Identification or Social Security Number:  ____________________________
Date:  _________________________________________________________________________